President's Message
--------------------------------------------------------------------------------


                                                                  April 30, 1999

Dear Shareholder:


[PHOTO OF JOHN J. DANELLO]
John J. Danello
President



Many mutual fund investors have been frustrated in recent years because the investment returns on their portfolios have underperformed certain market averages, such as the Standard & Poor's 500 Index (the "S&P 500").o Why? In brief, the market's sharp advance has been very narrow in scope -- a small group of large-cap stocks have advanced dramatically while the majority of stocks have been "stuck in neutral." For example, during the first quarter of 1999, the S&P 500 advanced 4.99%, but the share value of 56% of the companies in the S&P 500 (278 companies) declined.


In addition, mutual funds investing in value stocks, small-cap stocksoo and international stocksooo have not kept pace with the large-cap growth stocks which have propelled the market in recent years.


Your current mix of mutual funds may be underperforming the S&P 500, but that doesn't necessarily mean that your investment strategy has gone awry. No investment strategy works all the time in all markets -- even the principle of diversification. Even though diversification doesn't assure against market loss, it is considered a sound strategy for the long-term investor. Although tempting, we believe that chasing yesterday's top performing mutual fund isn't a prudent strategy for the investor looking for consistent returns.

At FundManager, we continue to embrace the principle of diversification through our "fund-of-funds" approach. We believe it is particularly appropriate at this time to review the principles of diversification since, as The Wall Street Journal notes in the following quote, appropriately diversified portfolios "should fit together so that if some perform poorly, others pick up the slack."



  o Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.
 oo Small-cap stocks have historically experienced greater volatility than the average large-cap or mid-cap stocks.
ooo Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

"Diversification, diversification, diversification. This has long been the investing world's mantra. In simplest terms, a well-diversified mutual fund portfolio can be thought of as a pillow (yes, a pillow): If one part is punched in, another part puffs out. In other words, your funds should fit together so that if some perform poorly, others pick up the slack, and the portfolio overall delivers steady returns so you can sleep well at night.

To be sure, the stunning gains of large-cap growth stocks over the past several years have made many investors wish they'd never heard of diversification. But most market pros say the market's infatuation with fast-growing megacaps won't last forever; investment styles, they maintain, still will wax and wane over the long term."

                             The Wall Street Journal
                                  April 5, 1999


The recent dramatic "recovery" of value-oriented, cyclical stocks, as well as certain international stocks, supports our recommendation that investors may profit over the longer term by maintaining diversified mutual fund portfolios.



Sincerely,

/s/ John J. Danello
-------------------

John J. Danello
President

Management Discussion & Analysis
--------------------------------------------------------------------------------


[PHOTO OF DEXTER A. DODGE]
Dexter A. Dodge
Chairman


Dear FundManager Shareholder:

The latest batch of economic indicators continues to confirm a robust pace of growth for the U.S. economy in 1999:


o    consumer spending remains on a solid upward trend;


o    manufacturing activity is recovering from its more sluggish pace during the second half of 1998; and

o construction has been vigorous both in the commercial and residential segments as the fallout from the global turmoil of 1998 has dissipated and economists have raised their estimates for 1999 U.S. growth from 1.90% to 3.00%.

The yield on the 30-year U.S. Treasury Bond has risen from about 5.10% to over 5.50% recently. Recall that interest rates fell dramatically during the third quarter of 1998, during the global financial markets turmoil. The rise in interest rates reflects the continued strength of the U.S. economy. Similarly, oil has risen to over $17 per barrel -- up over 50% from its depressed levels in 1998, reflecting the recovery in the global economy. As the U.S. economy has regained its momentum, there has been more talk about rising inflation pushing interest rates higher at some point this year. However, a dramatic increase in inflation is not apparent in the economic data at this time. We will be watching closely for any signals that Federal Reserve Board (the "Fed") Chairman Alan Greenspan may offer in the months ahead to determine if the Fed believes that the economy is going to need a dose of monetary tightening in order to prevent an upturn in inflation.

The recovery in interest rates during the first quarter of the year hurt bond prices. The price of the 30-year U.S. bond fell 6.50% alone in February -- this was the bond's worst performance since April of 1987 and fifth worst since its inception in 1977! The average maturity of our FundManager Bond Portfolio was defensively positioned at approximately 5.2 years throughout the first quarter of 1999, and consequently the Bond Portfolio was not impacted dramatically by the rise in interest rates. We believe that U.S. long-term interest rates will remain in a 5.50%-6.25% range throughout the year.

The market continues to move higher on the expectation that nothing will disrupt the "strong economy/no inflation" environment of the last several years. Unfortunately, until recently, the leadership in the stock markets has remained extremely narrow -- mostly in large-cap stocks and technology stocks. The recent advance in the Dow and Standard & Poor's 500 Indexo--based on the continued rise in a small group of stocks -- has masked the fact that the majority of stocks have not participated in the rise of the markets since April 1998. If the global recovery continues apace, it will be good news for various cyclical and commodities based stocks which have not participated in this bull market for some time.



  o Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Worried about the increasing narrowness of the market, John Manley, equity strategist at Salomon Smith Barney, offered the following view in a recent report: "Investors, seeing the robust returns of the biggest stocks, might be tempted to abandon diversification and target their portfolios toward an ever narrowing slice of the equity market. This course of action is imprudent and clearly dangerous. A portfolio fortunate enough to be driven to excess returns by a narrow focus can be quickly dragged down in the event of a downturn in its constituents."

Diversification remains the cornerstone of our FundManager Portfolios. We maintain our focus on mid-cap stock funds in our Aggressive Growth Portfolio. Valuation measures such as price-to-earnings ratios for mid-cap companies are at compelling, historical lows when compared to large caps.

We have maintained a core 50% holding in value oriented funds in our Growth Portfolio. Similarly, our Growth with Income Portfolio is also "value" oriented because most of the growth and income, equity income and balanced funds in this Portfolio embrace a philosophy of investing in "blue chip", dividend paying companies. Although "growth investing" was the clear performance winner in 1998, value funds have shown recent signs of good performance in 1999.


Our International Portfolio contains a mix of what we believe are some of the best international portfolio managers around the globe. Our basket of international mutual funds remain concentrated in European investments, although many of the managers have begun to consider increasing their investments in Asia and Japan after being under-weighted in those economies for many years.o We have also maintained an investment in small-capoo international stocks which continue to perform very well. This is quite a contrast compared to U.S. small-cap stocks which have not been "invited" to the U.S. bull market party of the last few years.


Lastly, we would like to provide the following FundManager Portfolios six-month total return figures, based on net asset value, as of March 31, 1999.ooo As you can see, the FundManager Portfolios participated fully in the global stock market recovery in the 4th quarter of 1998.



Portfolio (Class A Shares)              Return
----------------------------------   -----------
FundManager Aggressive Growth         26.95%
FundManager Growth                    25.36%
FundManager Growth with Income        18.23%
FundManager Bond                      -0.83%
FundManager Managed Total Return       6.68%
FundManager International             17.78%


Sincerely,


/s/ Dexter A. Dodge
-------------------

Dexter A. Dodge
Chairman

  o Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 oo Small-cap stocks have historically experienced greater volatility than the average large-cap or mid-cap stocks.
ooo Performance quoted is based on net asset value for Class A Shares, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. As of March 31, 1999, the six-month total return, based on offering price, was 19.96% for FundManager Aggressive Growth Portfolio, 18.48% for FundManager Growth Portfolio, 11.74% for FundManager Growth with Income Portfolio, 0.81% for FundManager Managed Total Return Portfolio, and 11.31% for FundManager International Portfolio. The Bond Portfolio does not have a sales charge.

Is Value Investing Dead?
--------------------------------------------------------------------------------



[PHOTO OF MARTIN S. ORGEL]
Martin S. Orgel
Assistant Portfolio
Manager

Dear FundManager Shareholder:

Cumulatively, from August 1994 through the end of 1998, growth stocks returned approximately 70% more than their value stock counterparts. Last year alone, growth routed value -- giving value its worst relative showing in decades -- returning 42.1% versus 14.7%, according to S&P/Barra.o This more than 27% divergence between these two styles of investing is unprecedented. In our opinion, the huge valuation differential between growth and value stocks will not continue in the months to come. Value investing is not dead!

Although growth has dominated value over the past five years, historical analysis shows that the market goes through alternating cycles of favoring different types of stocks depending upon such factors as the direction of interest rates, inflation levels, industrial production, productivity gains, commodity prices, tax policy, international and political events.

Growth stocks are commonly distinguished by firms with rapidly growing revenues/ sales levels, but often small or non-existent earnings; and epitomized by technology and healthcare firms that are constantly redeploying dollars into research and development. These stocks tend to outperform during the later stages of economic expansion, declining inflation and new technological advances. As the U.S. economy continues into its ninth year (longest of post-World War II period) of prosperity, these factors have all contributed toward the extraordinary gains in growth stocks, such as Dell Computer, Microsoft, and Pfizer.

Conversely, value stocks are characterized by firms in mature industries, such as industrial manufacturing, financial services, and utilities. The stocks of these firms have lower than market level price/earnings and price/book ratios in addition to above-average dividend/yields. When markets correct downward over extended periods of time, value stocks tend to decline less than growth stocks due to the tangible values and dividend streams of income provided.

  o S&P Barra Large-Cap Growth Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index that have the highest price-to-book ratios. The index consists of approximately half of the Standard & Poor's 500 Index on a market capitalization basis. S&P Barra Large-Cap Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price-to-book ratios. The index consists of approximately half of the Standard & Poor's 500 Index on a market capitalization basis. These indexes are unmanaged and investments cannot be made in an index.

Suffice it to say, as it appears that value stocks have begun to turn the corner of outperformance over their growth stock peers, we have positioned the FundManager Portfolios to take advantage of the situation as market conditions change. With its emphasis on mutual funds looking for dividend paying stocks, the FundManager Growth with Income Portfolio is our most value-oriented fund with about 80% of its assets invested in value funds, followed by the FundManager Growth Portfolio with approximately 50%, the FundManager Aggressive Growth Portfolio with 40%, and the FundManager International Portfolio with 35%.





Growth vs. Value
  Performance

[Graphic representation omitted; see Appendix A.]

Large-Cap Growth Versus Value Performance

Russell 1000 Growth Indexo Outperforms

Russell 1000 Value Indexo Outperforms

Past performance does not guarantee future results.
Source of index information: Ibbotson Associates.
Indices are unmanaged and are not available for direct investment.


Sincerely,



/s/ Martin S. Orgel
-------------------


Martin S. Orgel


  o The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forcasted growth values. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investments cannot be made in these indexes.

FundManager Portfolios
Performance Summary
--------------------------------------------------------------------------------

Average Annual Total Returns for Periods Ended March 31, 1999




                                cumulative
                                 six-month    1 year      5-year     10-year         since inception
---------------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio
Class A Shares ...............     26.95%   3.19%          14.42%      12.91%         12.85% (11/13/84)
Class B Shares ...............      N/A      N/A            N/A         N/A           2.26% (02/22/99)
Growth Portfolio
Class A Shares ...............     25.36%   9.93%          19.37%      14.58%         14.14% (11/13/84)
Class B Shares ...............      N/A      N/A            N/A         N/A           3.09% (02/16/99)
Growth With Income Portfolio
Class A Shares ...............     18.23%   5.42%          18.06%      13.40%         13.32% (11/13/84)
Class B Shares ...............      N/A      N/A            N/A         N/A           1.50% (02/22/99)
Bond Portfolio
Class A Shares ...............     (0.83%)  4.12%           5.78%       7.04%          7.31% (11/13/84)
Managed Total Return Portfolio
Class A Shares ...............      6.68%   1.56%           9.69%       8.96%          9.06% (08/04/88)
Class B Shares ...............      N/A      N/A             N/A         N/A           1.03% (02/22/99)
International Portfolio
Class A Shares ...............     17.78%    N/A             N/A         N/A           (2.60%) (06/06/98)
Class B Shares ...............      N/A      N/A             N/A         N/A            2.74% (02/22/99)



Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Total returns shown above are based on net asset value and are unadjusted for sales charges or contingent deferred sales charges associated with Class A Shares and Class B Shares, respectively.

Following are the cumulative six-month total returns and annualized total returns for the 1-year, 5-year, 10-year and since inception periods, respectively, for Class A Shares and Class B Shares, all of which have been adjusted for any sales charges. Class A Shares returns reflect the maximum 5.5% sales charge, except for the Bond Portfolio, which does not have a sales charge. Class B Shares returns reflect the contingent deferred sales charge, which is a maximum of 5% declining to 1% in the 7th year and 0% thereafter. The Bond Portfolio does not offer Class B Shares.

Aggressive Growth Portfolio, Class A Shares -- 19.96% cumulative six-month total return, (2.50%), 13.13%, 12.27%, and 12.41%; Class B Shares--(2.77%) cumulative total return since 02/22/99 inception.

Growth Portfolio, Class A Shares--18.48% cumulative six-month total return, 3.90%, 18.03%, 13.94%, and 13.70%; Class B Shares-- (1.92%) cumulative total return since 02/16/99 inception.

Growth With Income Portfolio, Class A Shares--11.74% cumulative six-month total return, (0.39%), 16.74%, 12.75%, and 12.87%; Class B Shares--(3.49%) cumulative total return since 02/22/99 inception.

Managed Total Return Portfolio, Class A Shares--0.81% cumulative six-month total return, (3.99%), 8.46%, 8.35%, and 8.49%; Class B Shares--(4.00%) cumulative total return since 02/22/99 inception.

International Portfolio, Class A Shares--11.31% cumulative six-month total return, (7.94%) cumulative total return since 06/06/98 inception; Class B Shares--(2.22%) cumulative total return since 02/22/99 inception.



      (See Notes to Financial Statements which are an integral part of the
                              Financial Statements)

FundManager Portfolios
Schedule of Investments
March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Aggressive Growth Portfolio
--------------------------------------------------------------------------------
High capital appreciation. Seeks capital appreciation without regard to current income.


                                     Market
  Shares                    Mutual Fund                      Value
----------   ----------------------------------------   --------------
Small Cap Funds -- (26.1%)
    124      AIM Aggresive Growth ...................   $     5,544
 70,758      Barron Asset ...........................     3,832,987
     25      John Hancock Regional Bank
             (Class A) ..............................         1,276
     53      Mutual Discovery .......................           959
 89,593      Oakmark Small Cap ......................     1,206,823
176,242      Royce Total Return .....................     1,201,968
                                                        -----------
             Total Small Cap Funds ..................     6,249,557
                                                        -----------
Mid Cap Funds -- (69.7%)
102,125      Boston Partners Mid Cap Value ..........     1,092,733
128,079      FPA Capital ............................     3,885,931
145,080      Longleaf Partners ......................     3,759,025
178,058      MAS Mid Cap Growth .....................     4,045,477
115,543      T. Rowe Price Mid Cap Growth ...........     3,906,498
                                                        -----------
             Total Mid Cap Funds ....................    16,689,664
                                                        -----------
             Total Investments at Market Value
             (Cost $19,993,302) (a) .................    22,939,221
             Other assets net of liabilities (4.2%)         997,790
                                                        -----------
             Net Assets (100.0%) ....................   $23,937,011
                                                        ===========




Growth Portfolio
--------------------------------------------------------------------------------
Modest capital appreciation. Primarily seeks long- term capital appreciation. Current income is a secondary consideration.

                                                          Market
  Shares                   Mutual Fund                    Value
----------   --------------------------------------   -------------
Growth Funds -- (49.6%)
 43,176      Guardian Park Avenue .................   $ 2,290,944
111,302      Harbor Capital Appreciation ..........     4,739,243
222,920      Vanguard Growth Index ................     7,505,709
                                                      -----------
             Total Growth Funds ...................    14,535,896
                                                      -----------
Value Funds -- (48.8%)
 26,504      Clipper Fund .........................     1,930,812
 95,829      Davis New York Venture ...............     2,473,356
  6,573      Dodge & Cox Stock ....................       612,361
      7      FPA Paramount ........................            60
 55,336      MAS Value ............................       786,332
     55      Mutual Beacon ........................           756
 92,919      Sound Shore ..........................     2,636,109
261,354      Vanguard Value Index .................     5,841,251
                                                      -----------
             Total Value Funds ....................    14,281,037
                                                      -----------
             Total Investments at Market Value
             (Cost $22,471,324) (b) ...............    28,816,933
             Other assets net of liabilities (1.6%)       455,837
                                                      -----------
             Net Assets (100.0%) ..................   $29,272,770
                                                      ===========


      (See Notes to Financial Statements which are an integral part of the
                             Financial Statements)

FundManager Portfolios
Schedule of Investments -- (continued)
March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Growth with Income Portfolio
--------------------------------------------------------------------------------
Income and modest capital appreciation. Seeks a combination of capital appreciation and current income.

                                                            Market
  Shares                   Mutual Fund                       Value
---------   -----------------------------------------   ---------------
Growth and Income Funds -- (56.8%)
444,547     AIM Charter .............................    $ 7,166,103
233,975     Fundamental Investors ...................      7,037,977
460,474     Lord Abbett Affiliated ..................      6,957,768
                                                         ------------
            Total Growth and Income Funds ...........     21,161,848
                                                         ------------
Balanced Funds -- (6.3%)
161,199     UAM FPA Crescent ........................      2,364,781
                                                         ------------
Equity Income Funds -- (35.0%)
115,917     Hotchkis & Wiley Equity Income ..........      2,052,887
214,266     T. Rowe Price Equity Income .............      5,530,195
166,496     Washington Mutual Investors .............      5,467,727
                                                         ------------
            Total Equity Income Funds ...............     13,050,809
                                                         ------------
            Total Investments at Market Value
            (Cost $30,753,429) (c) ..................     36,577,438
            Other assets net of liabilities (1.9%)           697,210
                                                         ------------
            Net Assets (100.0%) .....................    $37,274,648
                                                         ============



Bond Portfolio
--------------------------------------------------------------------------------
Monthly income. Seeks a high level of current income.


                                                           Market
  Shares                   Mutual Fund                     Value
---------   ----------------------------------------   -------------
Short Maturity Funds -- (22.3%)
536,315     FPA New Income .........................   $ 5,835,103
625,198     Vanguard Admiral Funds, Inc. -
            Short-Term U.S. Treasury ...............     6,320,753
                                                       -----------
            Total Short Maturity Funds .............    12,155,856
                                                       -----------
Intermediate Maturity Funds -- (61.3%)
426,439     Bond Fund of America ...................     5,735,606
425,514     MFS Bond Fund (Class A) ................     5,561,467
504,101     MAS Fixed Income .......................     5,918,141
533,940     PIMCO Total Return .....................     5,531,624
637,835     Vanguard Admiral Funds, Inc. -
            Intermediate-Term U.S. Treasury ........     6,716,403
402,250     Vanguard Fixed Income Securities
            Fund - Intermediate-Term
            Corporate ..............................     3,925,964
                                                       -----------
            Total Intermediate Maturity Funds           33,389,205
                                                       -----------
Long Maturity Funds -- (14.4%)
336,616     Vanguard Admiral Funds, Inc. -
            Long-Term U.S. Treasury Portfolio ......     3,675,846
470,926     Vanguard Fixed Income Securities
            Fund - Long-Term Corporate
            Portfolio ..............................     4,191,239
                                                       -----------
            Total Long Maturity Funds ..............     7,867,085
                                                       -----------
            Total Investments at Market Value
            (Cost $53,696,429) (d) .................    53,412,146
            Other assets net of liabilities (2.0%)       1,099,888
                                                       -----------
            Net Assets (100.0%) ....................   $54,512,034
                                                       ===========


      (See Notes to Financial Statements which are an integral part of the
                             Financial Statements)

FundManager Portfolios
Schedule of Investments -- (continued)
March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Managed Total Return Portfolio
--------------------------------------------------------------------------------
Asset allocation. Seeks high total return through disciplined asset allocation.


                                                            Market
  Shares                    Mutual Fund                      Value
----------   -----------------------------------------   -------------
Equity and Balanced Funds -- (41.8%)
 37,373      Fidelity Puritan ........................    $  754,193
 13,230      Fidelity Spartan U.S. Equity Index ......       607,905
 47,881      Income Fund of America ..................       818,770
 32,459      T. Rowe Price Equity Income .............       837,774
 34,480      Vanguard Wellesley Income ...............       727,174
                                                          ----------
             Total Equity and Balanced Funds .........     3,745,816
                                                          ----------
Fixed Income Funds -- (58.7%)
108,461      Fidelity High Income ....................     1,379,620
 94,339      Loomis Sayles Bond ......................     1,167,917
115,956      PIMCO High Yield ........................     1,302,187
135,275      PIMCO Total Return ......................     1,401,448
                                                          ----------
             Total Fixed Income Funds ................     5,251,172
                                                          ----------
             Total Investments at Market Value
             (Cost $8,941,521) (e) ...................     8,996,988
             Other assets net of liabilities (-0.5%)         (45,577)
                                                          ----------
             Net Assets (100.0%) .....................    $8,951,411
                                                          ==========



International Portfolio
--------------------------------------------------------------------------------
High capital appreciation. Seeks long-term capital appreciation without regard to current income.

                                                         Market
  Shares                  Mutual Fund                    Value
---------   --------------------------------------   -------------
International Equity Funds -- (97.8%)
121,963     American AAdvantage International
            Equity ...............................   $ 2,090,450
 74,164     BT Investment International Equity         1,713,198
 79,788     Janus Overseas .......................     1,670,755
 30,282     Nicholas-Applegate International
            Small Cap Growth .....................       639,545
103,902     Putnam International Growth ..........     2,105,061
116,558     Tweedy, Browne Global Value ..........     2,107,371
                                                     -----------
            Total International Equity Funds
            (Cost $10,651,375) (f) ...............    10,326,380
            Other assets net of liabilities (2.2%)       227,897
                                                     -----------
            Net Assets (100.0%) ..................   $10,554,277
                                                     ===========



      (See Notes to Financial Statements which are an integral part of the
                             Financial Statements)

FundManager Portfolios
Schedule of Investments -- (continued)
March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

(a) Aggregate cost for federal income tax purposes is $19,993,302. The gross unrealized appreciation is $3,402,501; the gross unrealized depreciation is $456,582, resulting in net unrealized appreciation of $2,945,919 for federal income tax purposes.

(b) Aggregate cost for federal income tax purposes is $22,471,324. The gross unrealized appreciation is $6,580,088; the gross unrealized depreciation is $234,479, resulting in net unrealized appreciation of $6,345,609 for federal income tax purposes.

(c) Aggregate cost for federal income tax purposes is $30,753,429. The gross unrealized appreciation is $6,148,130; the gross unrealized depreciation is $324,121, resulting in net unrealized appreciation of $5,824,009 for federal income tax purposes.

(d) Aggregate cost for federal income tax purposes is $53,696,429. The gross unrealized appreciation is $185,048; the gross unrealized depreciation is $469,331, resulting in net unrealized depreciation of $284,283 for federal income tax purposes.

(e) Aggregate cost for federal income tax purposes is $8,941,521. The gross unrealized appreciation is $161,231; the gross unrealized depreciation is $105,764, resulting in net unrealized appreciation of $55,467 for federal income tax purposes.

(f) Aggregate cost for federal income tax purposes is $10,651,375. The gross unrealized appreciation is $126,448; the gross unrealized depreciation is $451,443, resulting in net unrealized depreciation of $324,995 for federal income tax purposes.


      (See Notes to Financial Statements which are an integral part of the
                             Financial Statements)

FundManager Portfolios
Statement of Assets and Liabilities
March 31, 1999 (unaudited)
--------------------------------------------------------------------------------


                                     Aggressive                        Growth with                        Managed
                                       Growth           Growth           Income            Bond        Total Return    International
                                      Portfolio        Portfolio        Portfolio        Portfolio       Portfolio       Portfolio
                                   --------------- ---------------- ---------------- ---------------- -------------- ---------------
Assets:
 Investments, at value* ..........  $ 22,939,221     $ 28,816,933     $ 36,577,438    $  53,412,146    $ 8,996,988     $ 10,326,380
 Cash ............................     1,079,051          819,863          637,069          874,317        180,951          211,599
 Receivable for fund shares sold..        22,017           16,873           36,268           10,557          3,060            4,000
 Dividend receivable .............            --               --               --          153,456             --               --
 Prepaid expenses ................        44,147           19,312           28,979           52,190         17,202           28,703
 Miscellaneous receivable ........            --              451               --           20,196          9,664               --
                                    ------------     ------------     ------------    -------------    -----------     ------------
  Total assets ...................    24,084,436       29,673,433       37,279,754       54,522,862      9,207,865       10,570,682
                                    ------------     ------------     ------------    -------------    -----------     ------------
Liabilities:
 Payable for fund shares
 redeemed ........................       147,425          400,663            5,106           10,828        256,454            2,395
 Accrued Expenses ................            --               --               --               --             --           14,010
                                    ------------     ------------     ------------    -------------    -----------     ------------
  Total liabilities ..............       147,425          400,663            5,106           10,828        256,454           16,405
                                    ------------     ------------     ------------    -------------    -----------     ------------
Net Assets .......................  $ 23,937,011     $ 29,272,770     $ 37,274,648    $  54,512,034    $ 8,951,411     $ 10,554,277
                                    ============     ============     ============    =============    ===========     ============
Class A:
 Shares Outstanding ..............     1,506,661        1,753,017        2,205,076        5,319,857        909,704        1,082,359
 Net Assets ......................  $ 23,936,853     $ 29,219,245     $ 37,211,118    $  54,512,034    $ 8,948,745     $ 10,541,048
 Net Asset Value .................  $      15.89     $      16.67     $      16.88    $       10.25    $      9.84     $       9.74
                                    ============     ============     ============    =============    ===========     ============
 Offering Price Per Share ........  $      16.81     $      17.64     $      17.86               --    $     10.39     $      10.31
                                    ============     ============     ============    =============    ===========     ============
Class B:
 Shares Outstanding ..............            10            3,213            3,766               --            271            1,359
 Net Assets ......................  $        158     $     53,525     $     63,530               --    $     2,666     $     13,229
 Net Asset Value and Offering
 Price Per Share .................  $      15.87     $      16.66     $      16.87               --    $      9.84     $       9.74
                                    ============     ============     ============    =============    ===========     ============
Net Assets consist of:
 Paid in capital .................  $ 16,152,707     $ 18,254,846     $ 27,167,941    $  56,101,881    $ 8,651,428     $ 10,856,513
 Undistributed (distribution in
 excess of) net investment
 income ..........................      (437,430)         (83,463)        (524,403)         613,256          2,803          (70,401)
 Accumulated realized gain (loss)      5,275,815        4,755,778        4,807,101       (1,918,820)       241,713           93,160
 Net unrealized appreciation
 (depreciation) ..................     2,945,919        6,345,609        5,824,009         (284,283)        55,467         (324,995)
                                    ------------     ------------     ------------    -------------    -----------     ------------
Net Assets .......................  $ 23,937,011     $ 29,272,770     $ 37,274,648    $  54,512,034    $ 8,951,411     $ 10,554,277
                                    ============     ============     ============    =============    ===========     ============
 *Investments, at cost ...........  $ 19,993,302     $ 22,471,324     $ 30,753,429    $  53,696,429    $ 8,941,521     $ 10,651,375
                                    ============     ============     ============    =============    ===========     ============




      (See Notes to Financial Statements which are an integral part of the
                              Financial Statements)

FundManager Portfolios
Statement of Operations
Six Months Ended March 31, 1999 (unaudited)
--------------------------------------------------------------------------------



                                            Aggressive                  Growth with                      Managed
                                              Growth         Growth        Income          Bond       Total Return   International
                                             Portfolio     Portfolio     Portfolio      Portfolio       Portfolio      Portfolio
                                          -------------- ------------- ------------- --------------- -------------- --------------
Income:
 Dividend income ........................   $   95,649    $  169,460    $  386,035    $   1,882,545    $ 224,838      $  116,679
Expenses:
 Advisory fee ...........................       66,265        83,199       100,492          146,162       24,503          28,226
 Transfer agent fees ....................       20,513        21,728        20,408           20,189       10,860          11,639
 Distribution and shareholder
 service expenses .......................       49,559        62,184        75,327          110,514       18,567          21,071
 Administrative fee .....................       37,397        37,397        37,397           43,847       37,397          37,397
 Audit ..................................       15,589        16,296        16,582           20,189        8,218          15,558
 Printing & Postage .....................        4,454         5,432         4,191            5,901        1,937           3,859
 Custodian fees and fund
 accounting fees ........................       12,750        12,810        13,800           15,049       12,750          12,750
 Legal ..................................        3,399         5,281         4,009            5,901          592             772
 Registration fees ......................        5,392         4,677         5,648            7,455        2,664           5,403
 Trustee fees ...........................        1,993         2,113         2,005            3,417          484             415
 Insurance expense ......................          352           303           364              622          135             238
 Miscellaneous expense ..................          938         1,207           911            1,864          619             951
                                            ----------    ----------    ----------    -------------    ---------      ----------
  Total expenses ........................      218,601       252,627       281,134          381,110      118,726         138,279
 Custodian earnings credits .............      (10,913)      (10,306)       (5,103)          (4,967)     (10,381)        (12,750)
 Waiver of advisory fee .................           --            --            --               --      (11,876)             --
                                            ----------    ----------    ----------    -------------    ---------      ----------
  Net expenses ..........................      207,688       242,321       276,031          376,143       96,469         125,529
                                            ----------    ----------    ----------    -------------    ---------      ----------
Net investment income (loss) ............   $ (112,039)   $  (72,861)   $  110,004    $   1,506,402    $ 128,369      $   (8,850)
                                            ----------    ----------    ----------    -------------    ---------      ----------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain (loss) on
 investments ............................    3,299,716     2,156,606     1,135,840          281,011      (63,533)        (96,986)
 Net realized gains received from
 underlying funds .......................    1,019,576     1,286,260     2,665,571          645,959      191,047         203,784
 Net change in unrealized
 appreciation (depreciation) ............    2,035,658     3,975,945     2,720,962       (2,838,892)     386,649       1,698,365
                                            ----------    ----------    ----------    -------------    ---------      ----------
Net realized and unrealized gain
(loss) on investments ...................    6,354,950     7,418,811     6,522,373       (1,911,922)     514,163       1,805,163
                                            ----------    ----------    ----------    -------------    ---------      ----------
Net increase (decrease) in net assets
resulting from operations ...............   $6,242,911    $7,345,950    $6,632,377    $    (405,520)   $ 642,532      $1,796,313
                                            ==========    ==========    ==========    =============    =========      ==========


      (See Notes to Financial Statements which are an integral part of the
                             Financial Statements)

FundManager Portfolios
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                 Aggressive Growth Portfolio
                                                             -----------------------------------
                                                              Six Months Ended     Year Ended
                                                               March 31, 1999     September 30,
                                                                 (unaudited)          1998
                                                             ------------------ ----------------
Increase (decrease) in Net Assets from:
Operations
 Net investment income (loss) ..............................    $   (112,039)    $     (256,395)
 Net realized gain on investments and underlying funds .....       4,319,292          5,495,216
 Change in unrealized appreciation (depreciation) ..........       2,035,658         (7,978,242)
                                                                ------------     --------------
  Net increase (decrease) in net assets resulting from
  operations ...............................................       6,242,911         (2,739,421)
                                                                ------------     --------------
Class A
Dividends and distributions from:
 Net investment income .....................................              --           (806,597)
 Net realized gains ........................................      (3,205,679)        (3,851,235)
                                                                ------------     --------------
  Total distributions ......................................      (3,205,679)        (4,657,832)
                                                                ------------     --------------
Capital share transactions:
 Proceeds from sales of shares .............................       2,397,483         12,072,686
 Reinvestment of dividends .................................       3,114,728          4,313,633
 Payments for shares redeemed ..............................      (8,556,218)       (21,325,338)
                                                                ------------     --------------
  Total from share transactions ............................      (3,044,007)        (4,939,019)
                                                                ------------     --------------
Class B
Dividends and distributions from:
 Net investment income .....................................              --            (52,885)
 Net realized gains ........................................              --           (204,489)
                                                                ------------     --------------
  Total distributions ......................................              --           (257,374)
                                                                ------------     --------------
Capital share transactions:
 Proceeds from sales of shares .............................             151            454,507
 Reinvestment of dividends .................................              --            247,873
 Payments for shares redeemed ..............................              --         (2,285,886)
                                                                ------------     --------------
  Total from share transactions ............................             151         (1,583,507)
                                                                ------------     --------------
Total Increase (Decrease) in Net Assets ....................          (6,624)       (14,177,153)
Net Assets:
 Beginning of period .......................................      23,943,635         38,120,788
                                                                ------------     --------------
 End of period .............................................    $ 23,937,011     $   23,943,635
                                                                ============     ==============
  Undistributed Net Investment Income ......................    $         --     $           --
                                                                ============     ==============
Shares Outstanding:
Class A
 Beginning of period .......................................       1,701,201          1,963,321
 Shares sold ...............................................         151,237            715,177
 Reinvestment of dividends .................................         198,517            275,632
 Shares redeemed ...........................................        (544,294)        (1,252,928)
                                                                ------------     --------------
 End of period .............................................       1,506,661          1,701,201
                                                                ============     ==============
Class B
 Beginning of period* ......................................              --                 --
 Shares sold ...............................................              10                 --
 Reinvestment of dividends .................................              --                 --
 Shares redeemed ...........................................              --                 --
                                                                ------------     --------------
 End of period .............................................              10                 --
                                                                ============     ==============



                                                                      Growth Portfolio
                                                             -----------------------------------
                                                              Six Months Ended     Year Ended
                                                               March 31, 1999     September 30,
                                                                 (unaudited)          1998
                                                             ------------------ ----------------
Increase (decrease) in Net Assets from:
Operations
 Net investment income (loss) ..............................    $    (72,861)    $     (115,376)
 Net realized gain on investments and underlying funds .....       3,442,866          5,427,652
 Change in unrealized appreciation (depreciation) ..........       3,975,945         (4,686,132)
                                                                ------------     --------------
  Net increase (decrease) in net assets resulting from
  operations ...............................................       7,345,950            626,144
                                                                ------------     --------------
Class A
Dividends and distributions from:
 Net investment income .....................................              --           (561,585)
 Net realized gains ........................................      (3,631,918)        (5,379,099)
                                                                ------------     --------------
  Total distributions ......................................      (3,631,918)        (5,940,684)
                                                                ------------     --------------
Capital share transactions:
 Proceeds from sales of shares .............................       2,269,963         11,237,552
 Reinvestment of dividends .................................       3,520,815          5,552,487
 Payments for shares redeemed ..............................      (9,716,649)       (14,818,143)
                                                                ------------     --------------
  Total from share transactions ............................      (3,925,871)         1,971,896
                                                                ------------     --------------
Class B
Dividends and distributions from:
 Net investment income .....................................              --            (21,512)
 Net realized gains ........................................              --           (190,374)
                                                                ------------     --------------
  Total distributions ......................................              --           (211,886)
                                                                ------------     --------------
Capital share transactions:
 Proceeds from sales of shares .............................          53,289            334,657
 Reinvestment of dividends .................................              --            203,743
 Payments for shares redeemed ..............................              --         (1,652,357)
                                                                ------------     --------------
  Total from share transactions ............................          53,289         (1,113,957)
                                                                ------------     --------------
Total Increase (Decrease) in Net Assets ....................        (158,550)        (4,668,486)
Net Assets:
 Beginning of period .......................................      29,431,320         34,099,807
                                                                ------------     --------------
 End of period .............................................    $ 29,272,770     $   29,431,320
                                                                ============     ==============
  Undistributed Net Investment Income ......................    $         --     $           --
                                                                ============     ==============
Shares Outstanding:
Class A
 Beginning of period .......................................       1,986,992          1,843,969
 Shares sold ...............................................         135,706            666,690
 Reinvestment of dividends .................................         218,820            362,197
 Shares redeemed ...........................................        (588,501)          (885,864)
                                                                ------------     --------------
 End of period .............................................       1,753,017          1,986,992
                                                                ============     ==============
Class B
 Beginning of period* ......................................              --                 --
 Shares sold ...............................................           3,213                 --
 Reinvestment of dividends .................................              --                 --
 Shares redeemed ...........................................              --                 --
                                                                ------------     --------------
 End of period .............................................           3,213                 --
                                                                ============     ==============

*Class B shares were effective January 8, 1999.

      (See Notes to Financial Statements which are an integral part of the
                             Financial Statements)

FundManager Portfolios
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


   Growth with Income Portfolio              Bond Portfolio
---------------------------------- -----------------------------------
 Six Months Ended     Year Ended    Six Months Ended     Year Ended
  March 31, 1999    September 30,    March 31, 1999     September 30,
    (unaudited)          1998          (unaudited)          1998
------------------ --------------- ------------------ ----------------
   $    110,004     $     71,547      $  1,506,402     $    2,663,050
      3,801,411        5,380,264           926,970          1,199,572
      2,720,962       (5,606,653)       (2,838,892)           908,096
   ------------     ------------      ------------     --------------
      6,632,377         (154,842)         (405,520)         4,770,718
   ------------     ------------      ------------     --------------
       (665,699)        (745,365)       (1,211,720)        (3,199,284)
     (4,001,790)      (5,060,401)               --                 --
   ------------     ------------      ------------     --------------
     (4,667,489)      (5,805,766)       (1,211,720)        (3,199,284)
   ------------     ------------      ------------     --------------
      1,554,946        8,739,488         2,180,419         15,451,056
      4,322,298        5,338,014           659,826          1,629,827
     (7,887,188)      (8,098,887)       (6,790,980)       (22,008,626)
   ------------     ------------      ------------     --------------
     (2,009,944)       5,978,615        (3,950,735)        (4,927,743)
   ------------     ------------      ------------     --------------
             --          (20,452)               --            (97,109)
             --         (123,575)               --                 --
   ------------     ------------      ------------     --------------
             --         (144,027)               --            (97,109)
   ------------     ------------      ------------     --------------
         63,783          295,796                --            380,169
             --          138,956                --             95,245
             --       (1,127,347)               --         (2,720,148)
   ------------     ------------      ------------     --------------
         63,783         (692,595)               --         (2,244,733)
   ------------     ------------      ------------     --------------
         18,727         (818,615)       (5,567,975)        (5,698,151)
     37,255,921       38,074,536        60,080,009         65,778,160
   ------------     ------------      ------------     --------------
   $ 37,274,648     $ 37,255,921      $ 54,512,034     $   60,080,009
   ============     ============      ============     ==============
   $         --     $     56,653      $    613,256     $           --
   ============     ============      ============     ==============
      2,323,640        1,965,232         5,704,681          6,184,570
         89,962          487,108           211,203          1,501,298
        263,315          325,003            63,724            158,828
       (471,841)        (453,704)         (659,751)        (2,140,015)
   ------------     ------------      ------------     --------------
      2,205,076        2,323,640         5,319,857          5,704,681
   ============     ============      ============     ==============
             --               --                --                 --
          3,766               --                --                 --
             --               --                --                 --
             --               --                --                 --
   ------------     ------------      ------------     --------------
          3,766               --                --                 --
   ============     ============      ============     ==============



  Managed Total Return Portfolio        International Portfolio
---------------------------------- ---------------------------------
 Six Months Ended     Year Ended    Six Months Ended    Year Ended
  March 31, 1999    September 30,    March 31, 1999    September 30,
    (unaudited)          1998          (unaudited)         1998
------------------ --------------- ------------------ --------------
  $     128,369     $     151,099     $     (8,850)    $    (84,700)
        127,514         1,672,307          106,798            9,511
        386,649        (1,614,021)       1,698,365       (2,023,360)
  -------------     -------------     ------------     ------------
        642,532           209,385        1,796,313       (2,098,549)
  -------------     -------------     ------------     ------------
       (213,865)         (284,225)              --               --
     (1,288,597)       (1,001,878)              --               --
  -------------     -------------     ------------     ------------
     (1,502,462)       (1,286,103)              --               --
  -------------     -------------     ------------     ------------
        195,140           804,996          964,205       12,727,934
      1,449,583         1,241,594               --               --
     (1,597,707)       (2,814,504)      (2,415,201)        (433,575)
  -------------     -------------     ------------     ------------
         47,016          (767,914)      (1,450,996)      12,294,359
  -------------     -------------     ------------     ------------
             --                --               --               --
             --                --               --               --
  -------------     -------------     ------------     ------------
             --                --               --               --
  -------------     -------------     ------------     ------------
          2,650                --           13,150               --
             --                --               --               --
             --                --               --               --
  -------------     -------------     ------------     ------------
          2,650                --           13,150               --
  -------------     -------------     ------------     ------------
       (810,264)       (1,844,632)         358,467       10,195,810
      9,761,675        11,606,307       10,195,810               --
  -------------     -------------     ------------     ------------
  $   8,951,411     $   9,761,675     $ 10,554,277     $ 10,195,810
  =============     =============     ============     ============
  $          --     $      36,186     $         --     $         --
  =============     =============     ============     ============
        903,317           962,429        1,232,125               --
         19,055            70,171          105,043        1,278,370
        148,535           113,991               --               --
       (161,203)         (243,273)        (254,809)         (46,245)
  -------------     -------------     ------------     ------------
        909,704           903,317        1,082,359        1,232,125
  =============     =============     ============     ============
             --                --               --               --
            271                --            1,359               --
             --                --               --               --
             --                --               --               --
  -------------     -------------     ------------     ------------
            271                --            1,359               --
  =============     =============     ============     ============



      (See Notes to Financial Statements which are an integral part of the
                             Financial Statements)

FundManager Portfolios
Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each period.


                                                  Net Asset         Net
                                                    Value,      Investment
                                                  Beginning       Income
Year Ended September 30,                          of Period       (Loss)
------------------------------------------------ ----------- ----------------
Aggressive Growth Portfolio: Class A
 1994...........................................   $ 16.70         (0.08)
 1995(a) .......................................   $ 15.57         (0.13)
 1996...........................................   $ 18.31          0.12(b)
 1997...........................................   $ 16.80         (0.12)(b)
 1998...........................................   $ 18.44          0.16
 Six Months Ended March 31, 1999(j) ............   $ 14.07         (0.08)
Aggressive Growth Portfolio: Class B
 Six Months Ended March 31, 1999(g)(j) .........   $ 15.52         (0.03)
Growth Portfolio: Class A
 1994...........................................   $ 14.62         (0.05)
 1995(a) .......................................   $ 14.09         (0.02)
 1996...........................................   $ 16.14          0.01(b)
 1997...........................................   $ 14.99          0.04(b)
 1998...........................................   $ 17.81          0.18
 Six Months Ended March 31, 1999(j) ............   $ 14.81          0.01
Growth Portfolio: Class B
 Six Months Ended March 31, 1999(h)(j) .........   $ 16.16          0.02
Growth with Income Portfolio: Class A
 1994...........................................   $ 16.50          0.35
 1995(a) .......................................   $ 15.99          0.27
 1996...........................................   $ 18.28          0.60(b)
 1997...........................................   $ 16.69          0.26(b)
 1998...........................................   $ 18.97          0.37
 Six Months Ended March 31, 1999(j) ............   $ 16.03          0.06
Growth with Income Portfolio: Class B
 Six Months Ended March 31, 1999(g)(j) .........   $ 16.62          0.01
Bond Portfolio
 1994...........................................   $ 10.67          0.48
 1995(a) .......................................   $  9.66          0.52
 1996...........................................   $ 10.21          0.52(b)
 1997...........................................   $ 10.00          0.51(b)
 1998...........................................   $ 10.28          0.54
 Six Months Ended March 31, 1999(j) ............   $ 10.53          0.33
Managed Total Return Portfolio: Class A
 1994...........................................   $ 12.03          0.18
 1995(a) .......................................   $ 11.24          0.28
 1996...........................................   $ 11.65          0.42(b)
 1997...........................................   $ 11.45          0.28(b)
 1998...........................................   $ 12.06          0.29
 Six Months Ended March 31, 1999(j) ............   $ 10.81          0.20
Managed Total Return Portfolio: Class B
 Six Months Ended March 31, 1999(g)(j) .........   $  9.74          0.04
International Portfolio: Class A
 1998(f) .......................................   $ 10.00         (0.07)(b)
 Six Months Ended March 31, 1999(j) ............   $  8.27            --
International Portfolio: Class B
 Six Months Ended March 31, 1999(g)(j) .........   $  9.48         (0.01)
------------------------------------------------   -------         ------



                                                   Net Realized                 Distributions   Distributions
                                                  and Unrealized   Total From      From Net        from Net
                                                  Gain/(Loss) on   Investment     Investment    Realized Gain
Year Ended September 30,                            Investment     Operations       Income      on Investments
------------------------------------------------ ---------------- ------------ --------------- ---------------
Aggressive Growth Portfolio: Class A
 1994...........................................         0.62           0.54           --           (1.67)
 1995(a) .......................................         3.70           3.57           --           (0.83)
 1996...........................................         1.64           1.76        (0.38)          (2.89)
 1997...........................................         3.75           3.63        (0.07)          (1.92)
 1998...........................................       (2.34)         (2.18)        (0.38)          (1.81)
 Six Months Ended March 31, 1999(j) ............         3.85           3.77           --           (1.95)
Aggressive Growth Portfolio: Class B
 Six Months Ended March 31, 1999(g)(j) .........         0.32           0.35           --              --
Growth Portfolio: Class A
 1994...........................................         0.69           0.64           --           (1.17)
 1995(a) .......................................         2.99           2.97           --           (0.92)
 1996...........................................         1.85           1.86        (0.24)          (2.77)
 1997...........................................         4.91           4.95        (0.30)          (1.83)
 1998...........................................       (0.48)         (0.30)        (0.26)          (2.44)
 Six Months Ended March 31, 1999(j) ............         3.68           3.69           --           (1.83)
Growth Portfolio: Class B
 Six Months Ended March 31, 1999(h)(j) .........         0.48           0.50           --              --
Growth with Income Portfolio: Class A
 1994...........................................         0.18           0.53        (0.30)          (0.74)
 1995(a) .......................................         3.19           3.46        (0.33)          (0.84)
 1996...........................................         1.60           2.20        (0.86)          (2.93)
 1997...........................................         4.78           5.04        (0.43)          (2.33)
 1998...........................................       (0.62)         (0.25)        (0.34)          (2.35)
 Six Months Ended March 31, 1999(j) ............         2.81           2.87        (0.29)          (1.73)
Growth with Income Portfolio: Class B
 Six Months Ended March 31, 1999(g)(j) .........         0.24           0.25           --              --
Bond Portfolio
 1994...........................................       (0.84)         (0.36)        (0.53)          (0.12)
 1995(a) .......................................         0.49           1.01        (0.46)             --
 1996...........................................       (0.14)           0.38        (0.59)             --
 1997...........................................         0.31           0.82        (0.54)             --
 1998...........................................         0.32           0.86        (0.61)             --
 Six Months Ended March 31, 1999(j) ............       (0.40)         (0.07)        (0.21)             --
Managed Total Return Portfolio: Class A
 1994...........................................       (0.16)           0.02        (0.31)          (0.50)
 1995(a) .......................................         1.18           1.46        (0.30)          (0.75)
 1996...........................................         0.40           0.82        (0.50)          (0.52)
 1997...........................................         1.55           1.83        (0.32)          (0.90)
 1998...........................................       (0.08)           0.21        (0.31)          (1.15)
 Six Months Ended March 31, 1999(j) ............         0.50           0.70        (0.24)          (1.43)
Managed Total Return Portfolio: Class B
 Six Months Ended March 31, 1999(g)(j) .........         0.06           0.10           --              --
International Portfolio: Class A
 1998(f) .......................................       (1.66)         (1.73)           --              --
 Six Months Ended March 31, 1999(j) ............         1.47           1.47           --              --
International Portfolio: Class B
 Six Months Ended March 31, 1999(g)(j) .........         0.27           0.26           --              --
------------------------------------------------       ------         ------        -----           -----

(a) On February 21, 1995, Freedom Capital Management Corporation became the Investment Adviser.
(b) Per share information is based on average shares outstanding. (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Total Return for the period from commencement of operations through end of period and is not annualized.

      (See Notes to Financial Statements which are an integral part of the
                             Financial Statements)

FundManager Portfolios
Financial Highlights
--------------------------------------------------------------------------------



                  Ratios to Average Net Assets
----------------------------------------------------------------
                  Net Asset
     Total       Value, End         Total
 Distributions    of Period       Return(c)          Expenses
--------------- ------------ ------------------- ---------------
    (1.67)        $15.57             3.30%            1.70%
    (0.83)        $18.31            24.30%            1.65%
    (3.27)        $16.80            12.10%            1.67%
    (1.99)        $18.44            24.16%            1.59%
    (2.19)        $14.07           (13.03)%           1.78%
    (1.95)        $15.89            26.95%            1.65%
       --         $15.87             2.26%(e)         2.39%(i)
    (1.17)        $14.09             4.50%            1.71%
    (0.92)        $16.14            22.60%            1.71%
    (3.01)        $14.99            13.46%            1.61%
    (2.13)        $17.81            36.92%            1.65%
    (2.70)        $14.81           (2.21)%            1.70%
    (1.83)        $16.67            25.36%            1.52%
       --         $16.66             3.09%(e)         1.77%(i)
    (1.04)        $15.99             3.30%            1.55%
    (1.17)        $18.28            23.30%            1.59%
    (3.79)        $16.69            13.73%            1.77%
    (2.76)        $18.97            34.27%            1.62%
    (2.69)        $16.03           (1.61)%            1.61%
    (2.02)        $16.88            18.23%            1.40%
       --         $16.87             1.50%(e)         2.24%(i)
    (0.65)        $ 9.66           (3.60)%            1.43%
    (0.46)        $10.21            10.80%            1.45%
    (0.59)        $10.00             3.78%            1.47%
    (0.54)        $10.28             8.45%            1.43%
    (0.61)        $10.53             8.69%            1.47%
    (0.21)        $10.25           (0.83)%            1.30%
    (0.81)        $11.24             0.10%            1.94%
    (1.05)        $11.65            14.30%            2.09%
    (1.02)        $11.45             7.58%            2.21%
    (1.22)        $12.06            17.42%            2.08%
    (1.46)        $10.81             1.75%            2.65%
    (1.67)        $ 9.84             6.68%            2.18%
         --       $ 9.84             1.03%(e)         2.52%(i)
         --       $ 8.27          (17.30)%(e)         2.72%(i)
         --       $ 9.74            17.78%            2.45%
         --       $ 9.74             2.74%(e)         2.86%(i)
--------------------------------------------------------------------------------


        Net                                                          Paid from
    Investment           Expense         Net Assets,     Portfolio   Realized
      Income             Waiver/        End of Period     Turnover    Net S/T
      (Loss)        Reimbursement(d)   (000's omitted)      Rate       Gain
------------------ ------------------ ----------------- ----------- ----------
       (0.57)%               --            $37,766           43%      $ 0.25
       (0.68)%               --            $33,668           50%      $ 0.04
         0.74%            0.06%            $38,944          158%      $ 0.27
       (0.70)%            0.03%            $36,200           56%      $ 0.28
       (0.74)%               --            $23,944           38%          --
       (0.85)%               --            $23,937           46%          --
       (2.13)%(i)            --                 --           46%          --
       (0.52)%               --            $34,205           44%      $ 0.22
       (0.11)%               --            $26,022           68%      $ 0.10
         0.05%            0.06%            $26,639           93%      $ 0.48
         0.23%            0.05%            $32,835           95%      $ 0.12
       (0.32)%               --            $29,431           33%      $ 0.28
       (0.44)%               --            $29,219           38%          --
       (0.54)%(i)            --            $    54           38%          --
         1.88%               --            $52,595           35%      $ 0.14
         1.72%               --            $35,643           12%          --
         3.57%             0.06%           $31,571           85%      $ 0.06
         1.49%             0.05%           $37,274           61%          --
         0.16%               --            $37,256           14%      $ 0.31
         0.55%               --            $37,211            8%          --
         3.22%(i)            --            $    64            8%          --
         4.67%               --            $76,769           41%          --
         5.38%               --            $77,419           53%          --
         5.19%             0.05%           $70,166           93%          --
         5.07%             0.04%           $63,557          142%          --
         4.69%               --            $60,080           33%          --
         5.15%               --            $54,512           11%          --
         1.60%               --            $17,515           50%      $ 0.13
         2.29%               --            $14,749           50%          --
         3.68%             0.06%           $12,123          159%      $ 0.01
         2.26%             0.11%           $11,606           73%          --
         1.40%               --            $ 9,762           98%      $ 0.11
         2.62%             0.24%           $ 8,949          132%          --
         7.64%(i)          0.24%           $     3          132%          --
       (2.50)%(i)            --            $10,196           18%          --
       (0.16)                --            $10,541           10%          --
       (2.86)(i)             --            $    13           10%          --
       -----               ----            -------          ---       ------


(f) Portfolio commenced investment operations on June 6, 1998. (g) The Share Class commenced investment operations on February 22, 1999. (h) The Share Class commenced investment operations on February 16, 1999.
(i) Annualized.
(j) Unaudited.

FundManager Portfolios
Notes to Financial Statements
March 31, 1999 (unaudited)
--------------------------------------------------------------------------------


1. Description and Shares of the Portfolios. FundManager Portfolios (the "Trust") consists of a series of six separately managed portfolios (collectively, the "Portfolios"), each with distinct investment objectives. Following is the investment objective of each of the six portfolios presented herein: Aggressive Growth Portfolio (capital appreciation without regard to current income), Growth Portfolio (long-term capital appreciation with current income a secondary consideration), Growth with Income Portfolio (combination of capital appreciation and current income), Bond Portfolio (high level of current income), Managed Total Return Portfolio (high total return, through capital appreciation and current income), and International Portfolio (long-term capital appreciation without regard to current income). The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end, diversified management investment company established as a Delaware business trust. The Trust, with the exception of the Bond Portfolio, offers Class A and Class B shares for each Portfolio. The Bond Portfolio offers only Class A shares. Class B shares were effective on January 8, 1999.


2. Significant Accounting Policies. The following is a summary of the Trust's significant accounting policies:


 (A)Security Valuation. Shares of other open-end investment companies are valued at their net asset value as reported by such companies. In the absence of readily available market quotations, investments are valued at fair value as determined by the Board of Trustees (the "Trustees").

 (B)Security Transactions and Related Investment Income. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Identified cost of investments sold is used to calculate gains and losses for both financial statement and federal income tax purposes.

 (C)Expense Allocation. The Portfolios bear all costs of their operations other than expenses specifically assumed by the investment adviser or the distributors. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the net asset levels of each Portfolio; except where allocations of direct expenses to each Portfolio can otherwise be made fairly.

 (D)Federal Income Taxes. Each Portfolio is treated as a separate taxable entity for federal tax purposes. Each Portfolio has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income, including any net realized gains, to its shareholders.


Accordingly, no provision for federal income or excise tax is required. At September 30, 1998, the Bond Portfolio has net capital loss carryforwards on the basis of identified cost, for federal income tax purposes of approximately $3,009,015. These capital loss carryforwards will be used to offset any future realized gains to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Bond Portfolio of any liability for federal income tax. The capital losses of $478,849, $1,762,365, and $767,801 will expire September 30, 2005, September 30, 2004, and September 30, 1999, respectively.



 (E)Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.



Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted account-

FundManager Portfolios
Notes to Financial Statements
--------------------------------------------------------------------------------

   ing principals. These differences are primarily due to losses deferred on wash sales, post October 31 losses, and short-term capital gain distributions received by the Portfolios from other open-end investment companies.


 (F)Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets form operations during the reporting period. Actual results could differ from those estimates.

 (G)Reclassification of Net Asset Accounts. During the period ended March 31, 1999, the Portfolios reclassified the effects of certain differences between the financial statement amounts and distributions determined in accordance with income tax regulations. These differences were reclassified increase/(decrease) between undistributed net investment income and accumulated net realized gain/(loss) on investments:




                                        Undistributed      Accumulated
                                             Net           Net Realized
                                          Investment      Gain/(Loss) on
                                            Income         Investments
                                       ---------------   ---------------
   Aggressive Growth Portfolio         $56,212           $(56,212)
   Growth Portfolio ................   139,665           (139,665)
   Growth with Income
   Portfolio .......................    76,095            (76,095)
   Bond Portfolio ..................   328,538           (328,538)
   Managed Total Return
   Portfolio .......................    52,114            (52,114)
   International Portfolio .........    23,149            (23,149)


3. Advisory Fees and Other Transactions with Affiliates.



(A) Advisory Fees. The Trust retains Freedom Capital Management Corporation ("Freedom") to act as Investment Adviser ("Adviser"). Freedom is responsible for the investment management of each Portfolio's assets, including the responsibility for making the investment decisions and placing orders for the purchase and sale of the Portfolios' investments directly with the issuers or with brokers or dealers selected by it in its discretion, including the distributors. Freedom also furnished to the Trustees, who have overall responsibility for the business affairs of the Trust, periodic reports on the investment performance of the Portfolios. For its services as Adviser, Freedom receives from each Portfolio a fee, payable monthly, at the annual rate of 0.50% of each Portfolio's average daily net assets up to $500 million and 0.40% of average daily net assets in excess of $500 million. The Adviser may voluntarily choose to waive a portion of its fee from time to time at its sole discretion. The Adviser has agreed to waive its advisory fee for the International Portfolio until the earlier of September 30, 1999 or when total fund assets exceed $20 million.

(B) Administration. Federated Administrative Services ("FAS"), a wholly owned subsidiary of Federated investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Portfolios. FAS provides these at an annual rate which relates to the average aggregate daily net assets of the Portfolios as specified below:


     Maximum
 Administrative              Average Aggregate
       Fee                   Daily Net Assets
----------------   ------------------------------------
       .150%                 on the first $250 million
       .125%                  on the next $250 million
       .100%                  on the next $250 million
       .075%       on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $75,000 per portfolio and $35,000 per each additional class of shares. FAS may

FundManager Portfolios
Notes to Financial Statements
--------------------------------------------------------------------------------

   voluntarily choose to waive a portion of its fee or minimums from time to time at its sole discretion.


(C) Distribution Fee and Shareholder Servicing Expenses. The Portfolios have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, which allows them to pay a distribution and shareholder servicing fee of up to 0.25% of the Class A Shares assets and up to 1.00% of the Class B Shares assets. Payments under the Distribution Plan are designed to compensate the Distributors for costs and expenses incurred by the Distributors in connection with the sale, distribution and customer servicing of the Portfolios' Class A Shares and Class B Shares.

(D) Transfer and Dividend Disbursing Agent Fees and Expenses. Federated Shareholder Services Company ("FSSC"), a subsidiary of Federated Investors, Inc., serves as transfer agent, dividend disbursing agent and shareholder servicing agent for the Portfolios.

(E) Trustees' Fees. Trustees who are not affiliated with Freedom receive compensation and out-of-pocket expenses from each Portfolio.


4. Investment Transactions. Purchase and sale transactions for the period ended March 31, 1999, were as follows:



Portfolios                            Purchases          Sales
--------------------------------   --------------   --------------
Aggressive Growth Portfolio        $11,715,225      $15,050,185
Growth Portfolio                    12,105,719       14,285,810
Growth with Income Portfolio         3,051,606        7,280,000
Bond Portfolio                       6,653,552       10,578,079
Managed Total Return Portfolio      12,093,896       12,738,003
International Portfolio              1,020,463        1,650,000


5. Expense Offset Arrangements. Each Portfolio's Statement of Operations reflects custodial earnings credits. These amounts are used to offset the custody fee payable by the Portfolios to the custodian bank. The credits are earned when the Portfolio maintains a balance of uninvested cash at the custodian bank.



6. Year 2000 Issue. Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's service providers, including the Adviser and Administrator, are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken be each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

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

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

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
FundManager Portfolios
------------------------------------------
Selecting Leading Fund Managers for Investors Since 1984

Investment Adviser
  Freedom Capital Management Corporation
  One Beacon Street
  Boston, MA 02108

For Shareholder Information: (800) 344-9033

Distributors
  Freedom Distributors Corporation
  One Beacon Street
  Boston, MA 02108

  Edgewood Services, Inc.
  5800 Corporate Drive
  Pittsburgh, PA 15237-5829


------------------------------------
  NOT          May lose value
  FDIC        ----------------------
  INSURED      Not bank guaranteed
------------------------------------

This report is for the information of the shareholders of the FundManager Portfolios. Its use in connection with any offering of the Portfolios' shares is authorized only in case of a concurrent or prior delivery of the Portfolios' current prospectus.

G01933-02 (5/99)



FundManager Portfolios
--------------------------------------------------------
Selecting Leading Fund Managers for Investors Since 1984

                                  Semi-Annual
                                     Report

                                 March 31, 1999


o  Aggressive Growth Portfolio
o  Growth Portfolio
o  Growth with Income Portfolio
o  Bond Portfolio
o  Managed Total Return Portfolio
o  International Portfolio


Appendix A.

The graphic presentation displayed here consists of a line graph. The line graph is entitled "Growth vs. Value Performance" and it consists of a jagged line that fluctuates above and below a horizontal line that represents "0." When the Russell 1000 Growth Index total return outperforms the Russell 1000 Value Index total return, the jagged line is in positive territory (above the horizontal line). When the Russell 1000 Value Index total return outperforms the Russell 1000 Growth Index total return, the jagged line is in negative territory (below the horizontal line). The "x" axis reflects time periods from December 1980 through December 1998. The "y" axis reflects the relative return percentage difference between the two indexes, ranging from -20% to 30%.